UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2006

JETBLUE AIRWAYS CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

118-29 Queens Boulevard, Forest Hills, New York  11375

           (Address of principal executive offices)            (Zip Code)

(718) 286-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01 Entry into a Material Definitive Agreement.

On November 14, 2006, JetBlue Airways Corporation (the "Company") and Wilmington Trust Company, as Mortgagee, entered into the Trust Indenture and Mortgage, dated as of November 14, 2006 (the "Indenture"), and the Company issued equipment notes (the "Equipment Notes") under the Indenture in the aggregate principal amount of $123,546,000.  The Equipment Notes are secured under the Indenture by a lien on certain aircraft spare parts owned by the Company.  For a more detailed description of the Equipment Notes, see the disclosure under the caption "Description of the Equipment Notes" contained in the Company's final Prospectus Supplement, dated November 7, 2006 (the "Prospectus Supplement"), to the Prospectus dated June 30, 2006, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act (the "Final Prospectus"), which disclosure is hereby incorporated herein by reference.

The Equipment Notes were purchased by Wilmington Trust Company, as pass through trustee under certain pass through trusts newly formed by the Company, using the proceeds from the sale of JetBlue Airways (Spare Parts) G-1 Pass Through Certificates and JetBlue Airways (Spare Parts) B-1 Pass Through Certificates (collectively, the "Certificates"). The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the "Securities Act"), under the Company's automatic shelf registration statement on Form S-3 (File No. 333-135545) (the "Registration Statement").  For a more detailed description of the agreements and instruments entered into by the Company with respect to the Certificates, see the disclosure under the captions  “Prospectus Supplement Summary”, “Description of the Certificates”, “Description of the Liquidity Facilities for the Class G-1 Certificates”, “Description of the Policy and the Policy Provider Agreement for the Class G-1 Certificates”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Possible Issuance of Additional Equipment Notes and Additional Certificates” contained in the Company’s Final Prospectus, which disclosure is hereby incorporated by reference.

Item 2.03 Creation of Direct Financial Obligation.

See Item 1.01

Item 9.01.  Financial Statements and Exhibits.

The Exhibit Index included after the signature page of this report is hereby incorporated herein by reference. The documents listed on the Exhibit Index are filed as exhibits with reference to the Company’s Registration Statement on Form S-3, File No. 333-135545. The Registration Statement and the Final Prospectus Supplement dated November 7, 2006 to the Prospectus dated June 30, 2006 relate to the offering and sale by the Company of its JetBlue Airways (Spare Parts) G-1 Pass Through Certificates and JetBlue Airways (Spare Parts) B-1 Pass Through Certificates.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, JetBlue Airways Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2006	JETBLUE AIRWAYS CORPORATION

	By:	/s/ Holly Nelson
Holly Nelson
Senior Vice President Finance and Controller
(Principal Accounting Officer)

Exhibit	Description
4.1

Pass Through Trust Agreement, dated as of November 14, 2006, between JetBlue Airways Corporation and Wilmington Trust Company, as Pass Through Trustee, made with respect to the formation of JetBlue Airways (Spare Parts) G-1 Pass Through Trust, and the issuance of Three-Month LIBOR plus 0.230% JetBlue Airways (Spare Parts) G-1 Pass Through Certificate

4.2

Pass Through Trust Agreement, dated as of November 14, 2006, between JetBlue Airways Corporation and Wilmington Trust Company, as Pass Through Trustee, made with respect to the formation of JetBlue Airways (Spare Parts) B-1 Pass Through Trust, and the issuance of Three-Month LIBOR plus 2.875% JetBlue Airways (Spare Parts) B-1 Pass Through Certificate

4.3

Revolving Credit Agreement, dated as of November 14, 2006, between Wilmington Trust Company, as Subordination Agent, as agent and trustee for the JetBlue Airways (Spare Parts) G-1 Pass Through Trust, as Borrower, and Landesbank Hessen-Thüringen Girozentrale, as Primary Liquidity Provider

4.4

ISDA Master Agreement, dated as of November 14, 2006, between Morgan Stanley Capital Services Inc., as Above Cap Liquidity Provider, and Wilmington Trust Company, as Subordination Agent for the JetBlue Airways (Spare Parts) G-1 Pass Through Trust

4.5

Schedule to the ISDA Master Agreement, dated as of November 14, 2006, between Morgan Stanley Capital Services Inc., as Above Cap Liquidity Provider, and Wilmington Trust Company, as Subordination Agent for the JetBlue Airways (Spare parts) G-1 Pass Through Trust

4.6

Class G-1 Above Cap Liquidity Facility Confirmation, dated November 14, 2006, between Morgan Stanley Capital Services Inc., as Above Cap Liquidity Provider, and Wilmington Trust Company, as Subordination Agent

4.7

Insurance and Indemnity Agreement, dated as of November 14, 2006, among MBIA Insurance Corporation, as Policy Provider, JetBlue Airways Corporation and Wilmington Trust Company, as Subordination Agent and Trustee

4.8	Guarantee, dated as of November 14, 2006, by Morgan Stanley, relating to the Above-Cap Liquidity Facility
4.9

MBIA Insurance Corporation Financial Guaranty Insurance Policy, dated November 14, 2006, bearing Policy Number 487110 issued to Wilmington Trust Company, as Subordination Agent for the Class G-1 Certificates

4.10

Intercreditor Agreement, dated as of November 14, 2006, among Wilmington Trust Company, as Pass Through Trustee, Landesbank Hessen-Thüringen Girozentrale, as Primary Liquidity Provider, Morgan Stanley Capital Services, Inc., as Above-Cap Liquidity Provider, MBIA Insurance Corporation, as Policy Provider, and Wilmington Trust Company, as Subordination Agent

4.11

Note Purchase Agreement, dated as of November 14, 2006, among JetBlue Airways Corporation, Wilmington Trust Company, in its separate capacities as Pass Through Trustee, as Subordination Agent and as Mortgagee

4.12	Trust Indenture and Mortgage, dated November 14, 2006, between JetBlue Airways Corporation, as Owner, and Wilmington Trust Company, as Mortgagee

Exhibit	Description
4.13

Collateral Maintenance Agreement, dated as of November 14, 2006, among, JetBlue Airways Corporation, MBIA Insurance Corporation, as Initial Policy Provider, Wilmington Trust Company, as Mortgagee, and Additional Policy Provider(s), if any, which may from time to time hereafter become parties

4.14	Reference Agency Agreement, dated November 14, 2006, among JetBlue Airways Corporation, Wilmington Trust Company as Subordination Agent and Mortgagee and Reference Agent
4.15	Form of JetBlue Airways (Spare Parts) G-1 Pass Through Certificate (included in Exhibit 4.1)
4.16	Form of JetBlue Airways (Spare Parts) B-1 Pass Through Certificate (included in Exhibit 4.2)
4.17	Form of JetBlue Airways (Spare Parts) G-1 Equipment Note
4.18	Form of JetBlue Airways (Spare Parts) B-1 Equipment Note